UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2010
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01- Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
          On July 28, 2010, Aspen Insurance Holdings Limited issued a press release announcing results for the quarter and six months ended June 30, 2010, which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter ended June 30, 2010 is attached hereto as Exhibit 99.2.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
          On July 28, 2010, Aspen Insurance Holdings Limited issued a press release announcing results for the quarter and six months ended June 30, 2010, which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter ended June 30, 2010 is attached hereto as Exhibit 99.2.
          Also, attached as Exhibit 99.3, is a slide presentation to be used for reference during the earnings call to be held on July 29, 2010.
Segment Reporting
     On January 14, 2010, we announced a new organizational structure in accordance with which we now manage our insurance and reinsurance businesses as two underwriting segments, Aspen Insurance and Aspen Reinsurance, to enhance and better serve our global customer base. The purpose of this disclosure under the caption “Segment Reporting” in this Current Report on Form 8-K is to supplement our prior fiscal year disclosures related to this organizational change for information purposes. We have considered similarities in economic characteristics, products, customers, distribution, and the regulatory environment of our Company’s operating segments to determine our reportable segments. As a result of our organizational changes, in 2010 we now manage our underwriting business in two operating segments: Insurance and Reinsurance.
     Under the new organizational structure, our insurance segment is comprised primarily of the lines previously within the international insurance and U.S. insurance segments, with Rupert Villers acting as CEO of Aspen Insurance. William Murray continues to lead our U.S. Insurance business forming part of our newly established insurance segment. Our reinsurance segment is comprised of property reinsurance (catastrophe and other), casualty reinsurance and specialty reinsurance (a portion of the latter previously included in international insurance). The reinsurance segment is led by Brian Boornazian, CEO of Aspen Reinsurance and James Few, President of Aspen Reinsurance.
     We do not believe the changes to our organizational structure are material or result in any fundamental change to information in our financial statements for prior fiscal years.
     Reinsurance Segment. The reinsurance segment consists of four principal lines of business: property catastrophe reinsurance, other property reinsurance, casualty reinsurance and specialty reinsurance.
     Property Catastrophe Reinsurance: Property catastrophe reinsurance is generally written on an excess of loss basis. Excess of loss reinsurance provides coverage to primary insurance companies when aggregate claims and claim expenses from a single occurrence from a covered peril exceed a certain amount specified in a particular contract. Under these contracts, we provide protection to an insurer for a portion of the total losses in excess of a specified loss amount, up to a maximum amount per loss specified in the contract. In the event of a loss, most contracts provide for coverage of a second occurrence following the payment of a premium to reinstate the coverage under the contract, which is referred to as a reinstatement premium. A loss from a single occurrence is limited to the initial policy limit and would not usually include the policy limit available following the payment of a reinstatement premium. The coverage provided under excess of loss reinsurance contracts may be on a worldwide basis or limited in scope to selected regions or geographical areas.
     Other Property Reinsurance: Other property reinsurance is written on both a treaty and facultative basis and consists of treaty risk excess, treaty pro rata, property facultative (U.S. and international) and our risk solutions business. Treaty risk excess of loss property reinsurance provides coverage to a reinsured where it experiences a loss in excess of its retention level on a single “risk” basis, rather than to two or more risks in an insured event, as provided by catastrophe reinsurance. A “risk” in this context might mean the insurance coverage on one building or a group of buildings due to fire or explosion or the insurance coverage under a single policy which the reinsured treats as a single risk. This line of business is generally less exposed to accumulations of exposures and losses but can still be impacted by natural catastrophes, such as earthquakes and hurricanes.
     Our treaty pro rata reinsurance product provides proportional coverage to the reinsured rather than excess of loss. We share original losses in the same proportion as our share of premium and policy amounts although this may be subject to event limits which restrict the amount we are required to pay if the loss events affect more than one reinsured policy. Pro rata contracts typically involve close client relationships and frequent auditing. Treaty pro rata business is written on an excess of loss basis for primary insurers in the U.S. as well as worldwide. This line has dual distribution with business written both directly and through brokers. The U.S. property facultative account is mostly written on a direct basis, whereas the international account is written both on a direct basis and through brokers. This line of business is not typically driven by natural perils. Our risk solutions business writes property insurance risks for a select group of U.S. program managers.
     Casualty Reinsurance: Casualty reinsurance is written on both a treaty and facultative basis and consists of U.S. treaty, international treaty and casualty facultative. The casualty treaty reinsurance business we write includes excess of loss and pro rata reinsurance which are applied to portfolios of primary insurance policies. We also write casualty facultative reinsurance, both U.S. and international. Our excess of loss positions come most commonly from layered reinsurance structures with underlying ceding company retentions. Our U.S. treaty business is comprised of exposures to workers’ compensation (including catastrophe), medical malpractice, general liability, auto liability and excess liability including umbrella liability. Our international treaty business reinsures exposures mainly with respect to general liability, auto liability, professional liability, workers’ compensation and excess liability.
     Specialty Reinsurance: Specialty reinsurance consists of credit and surety reinsurance, structured risks, agriculture reinsurance and specialty lines (marine, aviation, satellite). We entered the credit and surety reinsurance market for business incepting on and after January 1, 2009 with a new team hired to work in our Zurich office. This business consists of trade credit reinsurance, international surety reinsurance (mainly European, Japanese and Latin American risks and excluding the U.S.) and a political risks reinsurance portfolio. We also write structured reinsurance contracts. These contracts are tailored to individual client circumstances. We entered the agricultural reinsurance market in February 2010 with a new team working in our Zurich office. This business consists of European agriculture reinsurance primarily written on a treaty basis covering crop and multi-peril business. Our specialty line of business is composed principally of reinsurance treaties covering interests similar to those underwritten in marine, energy, liability and aviation insurance, as well as contingency, terrorism, nuclear, personal accident and crop reinsurance. We also write satellite insurance and reinsurance.
     Insurance Segment. Our insurance segment consists of property insurance, casualty insurance, marine, energy and transportation insurance and financial and professional lines insurance.
     Property Insurance: Our property insurance line comprises U.K. commercial property and construction and U.S. commercial property (excess and surplus lines basis), written on a primary, quota share and facultative basis. The U.S. property team focuses on mercantile, manufacturing, municipal and commercial real estate business. The U.K. commercial property insurance team focuses on providing physical damage and business interruption coverage as a result of weather, fire, theft and other causes. Our client base is predominantly U.K. institutional property owners, middle market corporate and public sector clients.
     Casualty Insurance: Our casualty insurance line comprises U.K. commercial liability, global excess casualty and U.S. casualty insurance (excess and surplus lines basis), written on a primary, quota share and facultative basis. We provide general liability, umbrella liability and certain Errors and Omissions (“E&O”) insurance products. The U.K. commercial liability team focuses on providing employers’ liability coverage and public liability coverage for insureds domiciled in the United Kingdom and Ireland. The global excess casualty line writes large, sophisticated and risk-managed insureds worldwide. Our U.S. casualty insurance team covers broad-based risks including general liability, commercial and residential construction liability, life science, railroads, trucking, product and public liability and associated types of cover found in general liability policies in the global insurance market. The team writes excess layers only, with 100% of layers or quota share as applicable, with a portion of the contracts being multi-year policies.
     Marine, Energy and Transportation Insurance: Our marine, energy and transportation insurance comprises marine, energy and construction (“M.E.C.”) liability, energy property, marine hull, specie and aviation, written on a primary, quota share and facultative basis. The M.E.C. liability business includes marine liability cover mainly related to the liabilities of ship-owners and port operators, including reinsurance of Protection and Indemnity Clubs (“P&I Clubs”). It also provides cover for the liabilities of companies in the oil and gas sector, both onshore and offshore and in the power generation and U.S. home builders sectors. In the energy property line, we provide insurance cover against physical damage losses and Operators Extra Expenses (“OEE”) for companies operating in the oil and gas exploration and production sector. The marine hull team writes insurance covering the risks of physical damage for ships (including war and associated perils) and related marine assets. The specie business line focuses on the insurance of high value property items on an all risks basis. The team commenced underwriting in March 2009. Its portfolio embraces fine art, general and bank related specie, jewelers’ block and armored car. The aviation team focuses on providing physical damage insurance to hulls and spares (including war and associated perils) and comprehensive legal liability for airlines, smaller operators of airline equipment, airports and associated business and non-critical component part manufacturers. We also provide hull deductible cover.
     Financial and Professional Lines Insurance: Our financial and professional lines comprise financial institutions, professional liability (including management & technology liability), financial and political risks, written on a primary, quota share and facultative basis. Our financial institutions business consists of professional liability, crime insurance and directors’ and officers’ cover. From a geographical perspective, the largest sector of the account comprises risks headquartered in the U.K., the next largest contributors are from Australia and the U.S. and, of the remainder, the largest amounts of business are from institutions in Canada, Western Europe and Scandinavia. We write both primary and excess of loss coverage for all types of financial institutions including commercial and investment banks, asset managers, insurance companies, stockbrokers and insureds with hybrid business models. Our professional liability team writes an international portfolio of professional liability risks. The majority of our business emanates from the U.K. with some Australian and European business. We insure a wide range of professions including lawyers, surveyors, accountants, engineers, contractors and financial advisors. Risks are written on both a primary and excess of loss basis. We also write directors’ and officers’ insurance, technology-related policies in the areas of network privacy, misuse of data and cyber liability and warranty and indemnity insurance in connection with, or to facilitate, corporate transactions. Coverage is written on both a primary and excess basis. The financial and political risks team writes business covering the credit/default risk on a variety of project and trade transactions, as well as political risks, terrorism (including multi-year war on land cover) and kidnap and ransom (“K&R”). We write financial and political risks worldwide but with concentrations in a number of key countries, such as China, Egypt, Kazakhstan, Russia, South Korea, Switzerland, U.K. and Turkey.

Supplemental Prior Period Segment Information
     The following tables provide unaudited financial information according to our new business segments and summarize gross and net premiums written and earned, underwriting results, and combined ratios and reserves for each of our reportable segments for the twelve months ended December 31, 2009, 2008 and 2007. Please refer to our Quarterly Report on Form 10-Q filed on May 7, 2010 for additional information on the new organizational structure and the unaudited financial information for each of our reportable segments for the three months ended March 31, 2010 and 2009.
     Segment profit or loss for each of the Company’s operating segments is measured by underwriting profit or loss. Underwriting profit or loss provides a basis for management to evaluate the segment’s underwriting performance.
     We have also provided additional information on corporate and other (non-underwriting) income and expenses. Corporate and other includes net investment income, net realized and unrealized investment gains or losses, corporate expenses, interest expense, net realized and unrealized foreign exchange gains or losses and income taxes, which are not allocated to the underwriting segments.

	Twelve Months Ended December 31, 2009
	Reinsurance	Insurance	Total
		(unaudited)
		($ in millions)
Underwriting revenues
Gross written premiums	$1,176.0	$891.1	$2,067.1
Net written premiums	1,116.7	720.1	1,836.8
Gross earned premiums	1,164.4	871.0	2,035.4
Net earned premiums	1,108.1	714.9	1,823.0
Underwriting Expenses
Losses and loss expenses	467.3	480.8	948.1
Policy acquisition expenses	214.6	119.5	334.1
Operating and administrative expenses	97.5	100.7	198.2

Underwriting profit	$328.7	$13.9	342.6

Corporate expenses			(54.2)
Net investment income			248.5
Realized investment gains			11.4

Segment profit			$548.3
Change in fair value of derivatives			(8.0)
Interest on long term debt			(15.6)
Net foreign exchange gains			2.0
Other (expenses)			8.0

Income before income taxes			534.7
Income tax (expense)			(60.8)

Net income			$473.9

Net reserves for loss and loss adjustment expenses	$1,988.4	$1,021.2	$3,009.6
Ratios
Loss ratio	42.2%	67.3%	52.0%
Policy acquisition expense ratio	19.4%	16.7%	18.3%
Operating and administrative expense ratio	8.8%	14.1%	13.8%
Expense ratio	28.2%	30.8%	32.1%

Combined ratio	70.4%	98.1%	84.1%

	Twelve Months Ended December 31, 2008
	Reinsurance	Insurance	Total
		(unaudited)
		($ in millions)
Underwriting revenues
Gross written premiums	$1,114.3	$887.4	$2,001.7
Net written premiums	1,086.3	749.2	1,835.5
Gross earned premiums	1,121.6	767.5	1,889.1
Net earned premiums	1,056.8	644.9	1,701.7
Underwriting Expenses
Losses and loss expenses	644.0	475.5	1,119.5
Policy acquisition expenses	183.6	115.7	299.3
Operating and administrative expenses	102.2	73.1	175.3

Underwriting (loss) profit	$127.0	$(19.4)	107.6

Corporate expenses			(32.8)
Net investment income			139.2
Realized investment gains/(losses)			(47.9)

Segment profit			$166.1
Change in fair value of derivatives			(7.8)
Interest on long term debt			(15.6)
Net foreign exchange gains/(losses)			(8.2)
Other (expenses)			5.7

Income before income taxes			140.2
Income tax (expense)			(36.4)

Net income			$103.8

Net reserves for loss and loss adjustment expenses	$1,928.3	$858.7	$2,787.0
Ratios
Loss ratio	60.9%	73.7%	65.8%
Policy acquisition expense ratio	17.4%	17.9%	17.6%
Operating and administrative expense ratio	9.7%	11.3%	12.2%
Expense ratio	27.1%	29.2%	29.8%

Combined ratio	88.0%	102.9%	95.6%

	Twelve Months Ended December 31, 2007
	Reinsurance	Insurance	Total
		(unaudited)
		($ in millions)
Underwriting revenues
Gross written premiums	$1,137.4	$681.1	$1,818.5
Net written premiums	1,023.1	578.3	1,601.4
Gross earned premiums	1,210.4	692.9	1,903.3
Net earned premiums	1,132.3	601.3	1,733.6
Underwriting Expenses
Losses and loss expenses	599.1	320.7	919.8
Policy acquisition expenses	204.5	109.4	313.9
Operating and administrative expenses	94.1	73.1	167.2

Underwriting profit	$234.6	$98.1	332.7

Corporate expenses			(37.6)
Net investment income			299.0
Realized investment gains/(losses)			(13.1)

Segment profit			$581.0
Change in fair value of derivatives			(11.4)
Interest on long term debt			(15.7)
Net foreign exchange gains			20.6
Other (expenses)			(0.5)

Income before income taxes			574.0
Income tax (expense)			(85.0)

Net income			$489.0

Net reserves for loss and loss adjustment expenses	$1,826.1	$815.2	$2,641.3
Ratios
Loss ratio	52.9%	53.3%	53.1%
Policy acquisition expense ratio	18.1%	18.2%	18.1%
Operating and administrative expense ratio	8.3%	12.2%	11.8%
Expense ratio	26.4%	30.4%	29.9%

Combined ratio	79.3%	83.7%	83.0%

Section 9. Financial Statements and Exhibits
Item 9.01- Financial Statements and Exhibits
(d) The following exhibits are furnished under Items 7.01 and 2.02 as part of this report:

99.1	Press Release of the Registrant, dated July 28, 2010.

99.2	Earnings Release Supplement for the quarter ended June 30, 2010.

99.3	Second Quarter 2010 Earnings Conference Call Slide Presentation, to be held on July 29, 2010.
          The information furnished under Item 7.01 “Regulation FD Disclosure” and Item 2.02 “Results of Operations and Financial Condition” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: July 28, 2010	By:	/s/ Richard Houghton
		Name:	Richard Houghton
		Title:	Chief Financial Officer